                                                                  Exhibit (c)(5)

Project Kernel

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--------------------------------------------------------------------------------
Valuation Discussion Materials

May 5, 2000
================================================================================


MORGAN STANLEY DEAN WITTER
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Project Kernel


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--------------------------------------------------------------------------------
Table of Contents

================================================================================

--------------------------------------------------------------------------------
Section 1         Market Update
--------------------------------------------------------------------------------
Section 2         Valuation Overview
--------------------------------------------------------------------------------
Tab A             Public Market
--------------------------------------------------------------------------------
Tab B             Private Market
--------------------------------------------------------------------------------
Tab C             Break - Up
--------------------------------------------------------------------------------
Tab D             Discounted Cash Flow
--------------------------------------------------------------------------------


MORGAN STANLEY DEAN WITTER
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Project Kernel


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Section 1
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Market Update

================================================================================


MORGAN STANLEY DEAN WITTER
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Project Kernel


o     Kernel has outperformed its peers by 49.4% since BPA-Arco unaffected

--------------------------------------------------------------------------------
Market Update
--------------------------------------------------------------------------------
Kernel Relative to Peers(1)

Since March 26, 1999
================================================================================

--------------------------------------------------------------------------------
Indexed Share price
%
--------------------------------------------------------------------------------

[Line graph displaying indexed share price of Kernel, Peers(1) and the $71.00 offer price from March 26, 1999 to May 3, 2000. Each of Kernel and Peers was assigned an indexed price of 100 at March 26, 1999. At May 3, 2000, Kernel had an indexed share price of 177.8/$79.13 and Peers had an indexed share price of 128.4/$57.13.]

Note
1. Peers include APA, APC, BR, DVN, EOG, KMG, MUR, NBL, OEI, PXD, SFS, UPR and UCL. Market cap weighted


MORGAN STANLEY DEAN WITTER                                                     2
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Project Kernel


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Market Update
--------------------------------------------------------------------------------
Commodity Prices vs. Kernel and Peers(1)

Since December 30, 1994
================================================================================

--------------------------------------------------------------------------------
Commodity Prices vs. Kernel and Peers(1)
%
--------------------------------------------------------------------------------

[Line graph showing commodity prices (60/40 Gas/Oil Blended Strip) vs. Kernel and Peers(1) in percent from December 30, 1994 to May 3, 2000, with each assigned an indexed percentage of 100 at December 30, 1994.]

Note
1. Peers include APA, APC, BR, DVN, EOG, KMG, MUR, NBL, OEI, PXD, SFS, UPR and UCL. Market cap weighted


MORGAN STANLEY DEAN WITTER                                                     3
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Project Kernel


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Section 2
--------------------------------------------------------------------------------
Valuation Overview

================================================================================


MORGAN STANLEY DEAN WITTER
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Project Kernel


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Valuation Overview
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Summary Valuation Overview

================================================================================

--------------------------------------------------------------------------------
Equity Value per Share
$
--------------------------------------------------------------------------------

[Horizontal bar graph showing ranges of equity value per share calculations for each of: comparable companies ($47-$61); precedent transactions ($51-61); break up valuation ($34-$43); and discounted cash flow analysis ($45-$60).]

Share Price($)                                 50                   60             70             80
FD Equity Value ($MM)(1)                    4,927                5,930          7,033          7,935
FD Agg. Value ($MM)(2)                      5,820                6,823          7,926          8,829
Implied Purchase Price (18.1%) ($MM)          959                1,151          1,362          1,534

Implied(3) P/CF (00E)                         4.7                  5.7            6.7            7.6
           P/CF (01E)                         4.5                  5.4            6.4            7.2

Implied(3) AV/EBITDA (00E)                    5.3                  6.2            7.2            8.1
           AV/EBITDA (01E)                    5.1                  5.9            6.9            7.7

--------------------------------------------------------------------------------
Notes
1. Fully diluted assuming 97.689MM basic ordinary shares outstanding and 2.6MM options at a weighted average price of $33.74 as of March 31, 1999 FDAV = FDMV + Net Debt - Investments in Unconsolidated Affiliates
2. Assuming net debt of $935MM and investment in unconsolidated affiliate of $41MM
3.    First Call Mean


MORGAN STANLEY DEAN WITTER                                                     5
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Project Kernel


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Valuation Overview
--------------------------------------------------------------------------------
Comparable Companies Valuation

================================================================================

--------------------------------------------------------------------------------
Equity Value Per Share
$
--------------------------------------------------------------------------------

[Horizontal bar graph showing ranges of equity value per share calculations for each of: agg. value/BOE ($42 (7.50/BOE) to $56 (9.50/BOE)); equity value/2000E cash flow (1) ($48 (4.5x) to $64 (6.0x)); and agg. value/2000 EBITDA (1)(2) ($52
(5.5x) to $63 (6.5x)).]


Notes
1.    Based on First Call estimates
2. Assumes net debt of $935MM and investment in unconsolidated affiliate of $41MM


MORGAN STANLEY DEAN WITTER                                                     6
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Project Kernel


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Valuation Overview
--------------------------------------------------------------------------------
Comparison Between Kernel and Peers(1)(2)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2000E P/CF as of March 15, 2000
x
--------------------------------------------------------------------------------

[Vertical bar graph showing comparison between Kernel and Peers (1)(2) of 2000E P/CF as of March 15, 2000, and displaying the following data:]

                      Kernel $63.13                   6.3
                      Peers(2)                        4.0

--------------------------------------------------------------------------------
2000E Agg. Value/EBITDA as of March 15, 2000
x
--------------------------------------------------------------------------------

[Vertical bar graph showing comparison between Kernel and Peers (1)(2) of 2000E agg. value EBITDA as of March 15, 2000, and displaying the following data:]

                      Kernel $63.13                   6.8
                      Peers(2)                        5.4

--------------------------------------------------------------------------------
2000E P/CF as of May 3, 2000
x
--------------------------------------------------------------------------------

[Vertical bar graph showing comparison between Kernel and Peers (1)(2) of 2000E P/CF as of May 3, 2000, and displaying the following data:]

                      Kernel Offer Price $71.00       6.7
                      Peers(2)                        4.8

--------------------------------------------------------------------------------
2000E Agg. Value/EBITDA as of May 3, 2000
x
--------------------------------------------------------------------------------

[Vertical bar graph showing comparison between Kernel and Peers (1)(2) of 2000E agg. value/EBITDA as of May 3, 2000, and displaying the following data:]

                      Kernel Offer Price $71.00       7.2
                      Peers(2)                        5.6

Notes
1.    Sources: 10-K's and FactSet. Based on First Call estimates
2. Peers are defined as APC, APA, BR, DVN, EOG, KMG, MUR, NBL, OEI, PXD, SFS, UPR and UCL


MORGAN STANLEY DEAN WITTER                                                     7
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Project Kernel


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Valuation Overview
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Comparison Between Kernel and Peers(1)(2) (cont'd)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2000E Agg. Value / BOE as of March 15, 2000
x
--------------------------------------------------------------------------------

[Vertical bar graph showing comparison between Kernel and Peers (1)(2) of 2000E agg. value/BOE as of March 15, 2000, and displaying the following data:]

                      Kernel $63.13                   10.42
                      Peers(2)                         5.98

--------------------------------------------------------------------------------
2000E Agg. Value / PT SEC-10 as of March 15, 2000
x
--------------------------------------------------------------------------------

[Vertical bar graph showing comparison between Kernel and Peers (1)(2) of 2000E agg. value/PT SEC-10 as of March 15, 2000, and displaying the following data:]

                      Kernel $63.13                   148
                      Peers(2)                        112

--------------------------------------------------------------------------------
2000E Agg. Value / BOE as of May 3, 2000
x
--------------------------------------------------------------------------------

[Vertical bar graph showing comparison between Kernel and Peers (1)(2) of 2000E agg. value/BOE as of May 3, 2000, and displaying the following data:]

                      Kernel Offer Price $71.00       11.67
                      Peers(2)                         7.45

--------------------------------------------------------------------------------
2000E Agg. Value / PT SEC-10 as of May 3, 2000
x
--------------------------------------------------------------------------------

[Vertical bar graph showing comparison between Kernel and Peers (1)(2) of 2000E agg. value/PT SEC-10 as of May 3, 2000.]

                      Kernel Offer Price $71.00       165
                      Peers(2)                        128

Notes
1.    Sources: 10-K's and FactSet
2. Peers are defined as APC, APA, BR, DVN, EOG, KMG, MUR, NBL, OEI, PXD, SFS, UPR and UCL


MORGAN STANLEY DEAN WITTER                                                     8
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Project Kernel


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Valuation Overview
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Historical Forward Cash Flow Multiples

================================================================================

--------------------------------------------------------------------------------
Historical Forward Cash Flow Multiples
x
--------------------------------------------------------------------------------

[Line graph showing historical forward cash flow multiples for each of Kernel and Peers(1) for the period February 23, 1994 through April 6, 2000.]

Note
1. Median of peers taken. Peers include APC, APA, BR, DVN, EOG, KMG, MUR, NBL, OEI, PXD, SFS, UPR and UCL. Based on First Call estimates


MORGAN STANLEY DEAN WITTER                                                     9
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Project Kernel


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Valuation Overview
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Comparable E&P Trading Multiples(1)

================================================================================

                                                                                      Adj. Mkt. Cap.
                          Share       Price to Earnings       Price to Cash Flow        to EBITDAX            Adj. Market Capital
                          Price       -----------------       ------------------     ------------------     ------------------------
Company                 (5/3/00)      2000E       2001E        2000E       2001E     2000E        2001E     to SEC (PT)      per BOE
---------------------   --------      ------      ------       -----       -----     -----        -----     -----------      -------
------------------------------------------------------------------------------------------------------------------------------------
Offer Price              $71.00        21.7x       18.6x        6.7x        6.4x      7.2x         6.9x        165%          $11.67
------------------------------------------------------------------------------------------------------------------------------------

Anadarko(2)              $43.13        35.1x       59.1x        7.2x        6.1x      8.5x         7.6x        114%           $7.66
Apache                    49.13        15.0        17.7         5.3         5.5       6.2          6.5         128%            9.79
Burlington Res.           38.63        24.0        23.0         5.6         5.7       6.2          6.3         128%            6.47
Devon                     46.63        19.8        23.7         5.1         5.1       5.6          5.7         144%            7.79
EOG Resources, Inc.       26.25        22.9        25.5         4.8         5.0       5.8          6.0         133%            6.88
Kerr McGee Corp.          52.88         9.0        12.4         3.6         4.1       4.4          5.0         110%            7.26
Murphy Oil Corp.          58.00        13.5        14.4         5.0         5.0       5.0          5.1         129%            7.45
Noble                     37.25        23.0        26.2         4.8         4.5       5.1          4.9         142%            7.88
Ocean Energy              13.94        14.6        15.9         4.1         4.0       5.5          5.5         129%            9.15
Pioneer                   10.50        18.4        17.8         3.1         3.0       5.9          5.7          79%            4.56
Santa Fe Snyder            9.00        13.4        13.6         3.3         3.2       4.4          4.3         117%            6.15
Union Pacific Res.        19.06        24.3        28.0         4.2         4.0       6.0          5.8         112%            7.87
Unocal                    32.50        16.3        18.1         4.6         4.6       5.6          5.6         119%            6.54

                        ------------------------------------------------------------------------------------------------------------
                        High           35.1x       59.1x        7.2x        6.1x      8.5x         7.6x        144%           $9.79
                        Median         18.4        18.1         4.8         4.6       5.6          5.7         128%            7.45
                        Low             9.0        12.4         3.1         3.0       4.4          4.3          79%            7.46
                        ------------------------------------------------------------------------------------------------------------

Notes
1.    Prices as of 5/3/00. Estimates from First Call
2. Pro forma for acquisition of UPR. Estimates from Morgan Stanley Dean Witter Equity Research


MORGAN STANLEY DEAN WITTER                                                    10
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Valuation Overview
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Precedent Transactions Valuation

================================================================================

--------------------------------------------------------------------------------
Equity Value per Share
$
--------------------------------------------------------------------------------

[Horizontal bar graph showing precedent transactions' equity value per share, in dollars, for each of: agg. value/BOE ($39 (7.00 BOE) to $46 (8.00/BOE)); equity value/2000E cash flow(1) ($57 (5.5x) to $68 (6.5x)); and agg. value/2000E
EBITDA(1)(2) ($57 (6.0x) to $68 (7.0x)).]

Notes
1.    Based on First Call estimates
2. Assumes net debt of $935MM and investment in unconsolidated affiliate of $41MM


MORGAN STANLEY DEAN WITTER                                                    11
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Project Kernel


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Valuation Overview
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Precedent Corporate E&P Transaction Multiples

================================================================================

--------------------------------------------------------------------------------
Aggregate Value/1 Yr. Forward EBITDA
x
--------------------------------------------------------------------------------

[Vertical bar graph showing precedent corporate E&P transaction multiples aggregate value/1 Yr. forward EBITDA, and displaying the following data:]

                    UPR/Norcen                      5.8
                    ARCO/UTH                        5.6            7.2x
                    Kerr-McGee/Oryx                 6.9            Offer
                    Ocean/Seagull                   3.5
                    Santa Fe/Snyder                 4.7            5.6x
                    Devon/PZE                       5.0            Median
                    Burlington/Poco                 7.1
                    Talisman/Rigel                  6.3
                    Anadarko/UPR                    5.2

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Price/1 Yr. Forward Cash Flow
x
--------------------------------------------------------------------------------

[Vertical bar graph showing precedent corporate E&P transaction multiples price/1 Yr. forward cash flow, and displaying the following data:]

                    UPR/Norcen                      5.7
                    ARCO/UTH                        6.4            6.7x
                    Kerr-McGee/Oryx                 3.8            Offer
                    Ocean/Seagull                   2.9
                    Santa Fe/Snyder                 3.8            3.9x
                    Devon/PZE                       2.6            Median
                    Burlington/Poco                 5.9
                    Talisman/Rigel                  5.1
                    Anardako/UPR                    3.9


MORGAN STANLEY DEAN WITTER                                                    12
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Project Kernel


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Valuation Overview
--------------------------------------------------------------------------------
Precedent Corporate E&P Transaction Multiples

================================================================================

--------------------------------------------------------------------------------
Aggregate Value/BOE
$
--------------------------------------------------------------------------------

[Vertical bar chart showing precedent corporate E&P transaction multiples aggregate value/BOE, in dollars, and displaying the following data:]

                    UPR/Norcen                      5.03
                    ARCO/UTH                        5.61            11.67
                    Kerr-McGee/Oryx                 5.04            Offer
                    Ocean/Seagull                   3.60
                    Santa Fe/Snyder                 5.28            5.28
                    Devon/PZE                       4.10            Median
                    Burlington/Poco                 7.25
                    Talisman/Rigel                  7.28
                    Anadarko/UPR                    6.02

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Aggregate Value/PT SEC-10
%
--------------------------------------------------------------------------------

[Vertical bar graph showing precedent corporate E&P transaction multiples aggregate value/PT SEC-10, in percent and displaying the following data:]

                       ARCO/UTH                   96           165
                       Kerr-McGee/Oryx            98           Offer
                       Ocean/Seagull              95
                       Santa Fe/Snyder           145           98
                       Devon/PZE                 119           Median
                       Anardako/UPR               90


MORGAN STANLEY DEAN WITTER                                                    13
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Valuation Overview
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Precedent Oil & Gas Transactions: Gulf of Mexico

Corporate
================================================================================

--------------------------------------------------------------------------------
Transaction Multiple
$/BOE                                                            $/Bbl WTI Price
--------------------------------------------------------------------------------

[Combined line and bar graph showing precedent oil and gas corporate transactions in the Gulf of Mexico. The horizontal axis displays each year 1996 through 2000. The left vertical axis relates to the bar graph and shows transaction multiple in $/BOE. The bar graph displays the low, median and high transaction multiples for each year. The low, median and high transaction multiples for 1996 corporate transactions were 3.24, 5.46 and 6.30; 1997 corporate transactions were 4.75, 8.09 and 14.36; 1998 corporate transactions were 4.66, 5.01 and 5.55; the low for 1999 corporate transactions was 6.14 and the low for 2000 corporate transactions was 4.94. A line graph on the same space shows $/Bbl WTI Price from 1996 through 2000.]

                    1996         1997         1998         1999         2000
                  ---------    ---------    ---------    ---------    ---------
                  Corporate    Corporate    Corporate    Corporate    Corporate
                  ---------    ---------    ---------    ---------    ---------

# Transactions        6            7            4            2            1
--------------------------------------------------------------------------------


MORGAN STANLEY DEAN WITTER                                                    14
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Valuation Overview
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Precedent Oil & Gas Transactions: Texas

Corporate
================================================================================

--------------------------------------------------------------------------------
Transaction Multiple
$/BOE                                                            $/Bbl WTI Price
--------------------------------------------------------------------------------

[Combined bar and line graph showing precedent oil and gas corporate transactions in Texas for each of the years 1996 through 2000. The horizontal axis displays each year 1996 through 2000. The left vertical axis displays transaction multiple in $/BOE and corresponds to the bar graph. The bar graph displays the low, median and high transaction multiples for corporate transactions in each of the years listed. The low, median and high transaction multiples in $/BOE for 1996 corporate transactions were 368, 5.25 and 7.75; 1997 corporate transactions were 6.00; 8.05 and 9.96; 1998 transactions were 3.73,
5.10 and 5.94; 1999 corporate transactions were 2.58, 4.10 and 5.35; and the low transaction multiple for 2000 corporate transactions was 6.02. A line graph on the same space shows $/Bbl WTI Price for the years 1996 through 2000.]

                     1996         1997         1998         1999          2000
                  ---------    ---------    ---------    ---------    ---------
                  Corporate    Corporate    Corporate    Corporate     Corporate
                  ---------    ---------    ---------    ---------    ---------

# Transactions        7            3            9            3             1
--------------------------------------------------------------------------------


MORGAN STANLEY DEAN WITTER                                                    15
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Valuation Overview
--------------------------------------------------------------------------------
Precedent Oil & Gas Transactions: Mid-Continent

Corporate
================================================================================

--------------------------------------------------------------------------------
Transaction Multiple
$/BOE                                                            $/Bbl WTI Price
--------------------------------------------------------------------------------

[Combined line and bar graph showing precedent oil and gas corporate transactions in the mid-continent. The horizontal axis shows each of the years 1996 through 2000. The left vertical axis shows transaction multiple in $/BOE and corresponds to the bar graph. The bars indicate the low, median and high transaction multiples for each year. The low, median and high transaction multiples for 1996 corporate transactions were 3.68, 4.57 and 6.05; 1997 corporate transactions were 6.00, 6.75 and 7.79; 1998 corporate transactions were 4.98, 5.94 and 7.84. There were no transactions listed for 1999 or 2000. A line graph on the same space shows the $/Bbl WTI Price for the years 1996 through 2000.]

                    1996         1997         1998          1999         2000
                  Corporate    Corporate    Corporate     Corporate    Corporate

# Transactions        6            5            5             0            0
--------------------------------------------------------------------------------


MORGAN STANLEY DEAN WITTER                                                    16
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Valuation Overview
--------------------------------------------------------------------------------
Components of Break-Up Valuation

================================================================================

--------------------------------------------------------------------------------
$/Share
($MM Gross Value)
--------------------------------------------------------------------------------

[Vertical bar chart displaying the components of a break up valuation, in $/share (and $MM gross value). The components listed are proved reserves: $41.60 ($4,127); other assets(1): $44.10 ($4,375); debt & liabilities(2): $31.50
($3,123); exploration: $38.55 ($3,822); and premium: $32.45 (3,211).]

Notes
1. Other Assets includes other long-term assets, working capital, and the net present value of expected future Section 29 tax credits
2.    Debt & Liabilities includes net debt and deferred liabilities and credits


MORGAN STANLEY DEAN WITTER                                                    17
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Project Kernel

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Valuation Overview
--------------------------------------------------------------------------------
Exploration Valuation
================================================================================

                                      Net                                     Implied
Exploratory Acreage               Undeveloped      Valuation Range         Valuation Range
-------------------------         -----------  ----------------------  ----------------------
                                                    (per unit)                 ($MM)
Gulf of Mexico(1)                    1,037     $  175  -     $  200     $  181  -    $  207
Arkansas                                53         50  -        100          3  -         5
Colorado                                 1         50  -        100          0  -         0
Kansas                                  12         50  -        100          1  -         1
Louisiana                               44         50  -        100          2  -         4
Oklahoma                                52         50  -        100          3  -         5
Texas                                  951         50  -        100         48  -        95
Wyoming                                182         50  -        100          9  -        18
Other                                   52         50  -        100          3  -         5
                                  ---------                           ---------    ---------
          Total                      2,384
                                            Total Exploration Value     $  249  -    $  342
                                                                      =========    =========

Percent of Proved Value          MMBOE
-----------------------        ----------
25% of Proved Reserves       25%       170      $6.00  -      $7.00     $1,018  -    $1,188

-------------------------------------------------------------------------------------------
Average of Methodologies                                                  $634         $765
-------------------------------------------------------------------------------------------

Note
1. Total cost of net GOM leases not expired is $216.3 as of December 15, 1999. Source: Offshore Data Services


MORGAN STANLEY DEAN WITTER                                                    18
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Valuation Overview
--------------------------------------------------------------------------------
SEC-10 Valuation
================================================================================

o     WTI

      -     at 12/31/99: $25.60

      -     10 yr Historical (avg): $19.73

      -     10 yr Forward Curve (avg)(4): $19.29

o     Henry Hub

      -     at 12/31/99: $2.30

      -     10 yr Historical (avg): $2.04

      -     10 yr Forward Curve (avg)(4): $2.85

[Bar chart showing the components of the SEC-10 valuation, in $/share, (and $MM gross value) and displaying the following data:]

================================================================================

                                 $/Share          ($MM Gross Value
                                 -------          ----------------

After-Tax SEC-10                 $35.00                ($3,475)
Capitalized G&A(1)               $31.50                ($3,125)
Other Assets(2)                  $34.00                ($3,372)
Debt & Liabilities(3)            $21.35                ($2,120)
Exploration                      $28.45                ($2,820)
Premium                          $42.55                ($4,213)

================================================================================

Notes
1.    Based on 1999 G&A expense capitalized at 10%. 36% tax rate assumed
2. Other Assets includes other long-term assets, working capital, and the net present value of expected future Section 29 tax credits
3.    Debt & Liabilities includes net debt and deferred liabilities and credits
4.    As of April 28, 2000


MORGAN STANLEY DEAN WITTER                                                    19
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Project Kernel

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Valuation Overview
--------------------------------------------------------------------------------
1999 Reserves
MMBOE
================================================================================

[Vertical bar chart showing 1999 reserves, in MMBOE, and displaying the following data:]

================================================================================
                                 1999 Reserves
                                 MMBOE
--------------------------------------------------------------------------------

Chevron                                 6,293

Kernel- Proved+ Risked P2/P3 +
  Expected Growth + Risked Expl.        5,011

Texaco                                  4,831

Phillips(1)                             4,139

ARCO(1)                                 2,688

Conoco                                  2,554

Kernel- Proved+ Risked P2/P3 +
  Expected Growth                       2,232

Occidental                              2,203

Marathon                                1,505

Kernel- Proved+ Risked P2/P3            1,011

Kernel- Proved                            679

================================================================================
Sources 10-K's, Kernel Management Long-Range Plan

Note

1. Pro forma for ARCO Alaska transaction


MORGAN STANLEY DEAN WITTER                                                    20
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Project Kernel

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Valuation Overview
--------------------------------------------------------------------------------
Precedent Oil & Gas Transactions: Gulf of Mexico
Asset
================================================================================

[Combined line and bar graph showing precedent oil & gas asset transactions in the Gulf of Mexico. The horizontal axis shows each year 1996 through 2000. The left vertical axis shows transaction multiple, in $/BOE, and corresponds to the bar graph. The bars indicate the low, median and high transaction multiple for asset transactions in each of 1996 through 2000. The low, median and high transaction multiples for each of the years 1996 through 2000 is listed below. A line graph on the same chart shows $/Bbl WTI Price for the period 1996 through 2000.]

================================================================================
Transaction Multiple
$/BOE                                                            $/Bbl WTI Price
--------------------------------------------------------------------------------

$71/Share = $11.67/BOE

                                  1996      1997      1998      1999      2000
                                --------  --------  --------  --------  --------
                                  Asset     Asset     Asset     Asset     Asset
                                --------  --------  --------  --------  --------
High                              9.29      8.75     10.56      6.63      7.20
Median                            5.66      6.99      6.54      5.72      6.57
Low                               3.89      3.37      2.65      4.80      5.93
# Transactions                       8        11        18         5         2
================================================================================


MORGAN STANLEY DEAN WITTER                                                    21
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Project Kernel

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Valuation Overview
--------------------------------------------------------------------------------
Precedent Oil & Gas Transactions: Texas
Asset
================================================================================

[Combined line and bar graph showing precedent oil & gas asset transactions in Texas. The horizontal axis shows each year 1996 through 2000. The left vertical axis shows transaction multiple, in $/BOE, and corresponds to the bar graph. The bars indicate the low, median and high transaction multiple for asset transactions in each of 1996 through 2000. The low, median and high transaction multiples for each of the years 1996 through 2000 is listed below. A line graph on the same chart shows the $/Bbl WTI Price for the period 1996 through 2000.]

================================================================================
Transaction Multiple
$/BOE                                                            $/Bbl WTI Price
--------------------------------------------------------------------------------

$71/Share = $11.67/BOE

                                  1996      1997      1998      1999      2000
                                --------  --------  --------  --------  --------
                                  Asset     Asset     Asset     Asset     Asset
                                --------  --------  --------  --------  --------
High                              5.89      8.47      7.52      8.86      4.07
Median                            4.96      4.50      6.00      4.87      4.00
Low                               3.24      3.60      2.92      3.26      3.93
# Transactions                       4         5         7         6         2
================================================================================


MORGAN STANLEY DEAN WITTER                                                    22
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Project Kernel

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Valuation Overview
--------------------------------------------------------------------------------
Precedent Oil & Gas Transactions:

Combined line and bar graph showing precedent oil & gas asset transactions in the mid-continent. The horizontal axis shows each year 1996 through 2000. The left vertical axis shows transaction multiple, in $/BOE, and corresponds to the bar graph. The bars indicate the low, median and high transaction multiple for asset transactions in each of 1996 through 2000. THe low, median and high transaction multiples for each of the years 1996 through 2000 is listed below. A line graph on the same chart shows the $/Bbl WTI Price for the period 1996 through 2000.
================================================================================

                                  [LINE CHART]

--------------------------------------------------------------------------------
Transaction Multiple
$/BOE                                                            $/Bbl WTI Price
--------------------------------------------------------------------------------

$71/Share = $11.67/BOE

                                  1996      1997      1998      1999      2000
                                --------  --------  --------  --------  --------
                                  Asset     Asset     Asset     Asset     Asset
                                --------  --------  --------  --------  --------
High                              4.79      7.00      7.80      6.42
Median                            4.53      4.99      5.64      4.35
Low                               4.27      4.49      4.44      3.58      3.88
# Transactions                       2         8         8         4         1
================================================================================


MORGAN STANLEY DEAN WITTER                                                    23

--------------------------------------------------------------------------------
Project Kernel

--------------------------------------------------------------------------------
Valuation Overview
--------------------------------------------------------------------------------
DCF Valuation Based on Kernel's 5-Year Plan
Management Case
================================================================================

                     '00-'04C AGR
---------------------------------
o EBITDA                  11%
o Cash Flow                8%
o Reserves                13%
o Production              12%

[Horizontal bar graph displaying DCF Valuation Based on Kernel's 5-Year Plan, equity value per share, in dollars, based on terminal reserve method, terminal cash flow multiple and terminal EBITDA multiple, and displaying the information presented below:]

================================================================================
                                 Equity Value Per Share
                                 $
--------------------------------------------------------------------------------

Terminal Reserve Method(1)              $55            $71
                                 (7.50/BOE)     (9.50/BOE)

Terminal Cash Flow Multiple(1)          $46            $61
                                     (4.5x)         (6.0x)

Terminal EBITDA Multiple(1)             $58            $69
                                     (5.5x)         (6.5x)

================================================================================

Note
1. Assumes 10% discount rate, 99.2 fully diluted shares outstanding, $935MM of net debt, and $41MM investment in unconsolidated affiliate


MORGAN STANLEY DEAN WITTER                                                    24

--------------------------------------------------------------------------------
Project Kernel

--------------------------------------------------------------------------------
Valuation Overview
--------------------------------------------------------------------------------
Kernel Historical vs. Projected Financial Statistics
Management Case
================================================================================

[Vertical bar graph showing production, in MMBOE, and displaying the following data:]

================================================================================
Production
MMBOE
--------------------------------------------------------------------------------

Historical
--------------------------------------------------------------------------------
1997                             72

1998                             78

1999                             88

Projected
--------------------------------------------------------------------------------
2000                             96

2001                             97

2002                            105

2003                            133

2004                            146

================================================================================
Source Company filings and Long Range Plan

[Vertical bar graph showing reserves in MMBOE, and displaying the following data:]

================================================================================
Reserves
MMBOE
--------------------------------------------------------------------------------

Historical
--------------------------------------------------------------------------------
1997                            526

1998                            617

1999                            679

Projected
--------------------------------------------------------------------------------
2000                            780

2001                            922

2002                          1,073

2003                          1,192

2004                          1,277

================================================================================
Source Company filings and Long Range Plan

[Vertical bar graph showing net income, in $MM, and displaying the following data:]

================================================================================
Net Income
$MM
--------------------------------------------------------------------------------

Historical                                   EPS
--------------------------------------------------------------------------------
1997                            241          2.47

1998                            136          1.40

1999                            213          2.19

Projected                                    EPS
--------------------------------------------------------------------------------
2000                            382          3.88

2001                            371          3.76

2002                            316          3.21

2003                            414          4.20

2004                            494          5.01

================================================================================
Source Company filings and Long Range Plan

[Vertical bar graph showing cash flow, in $MM, and displaying the following data:]

================================================================================
Cash Flow
$MM
--------------------------------------------------------------------------------

Historical                                   EPS
--------------------------------------------------------------------------------
1997                            772          7.93

1998                            723          7.42

1999                            869          8.93

Projected                                    EPS
--------------------------------------------------------------------------------
2000                          1,123         11.40

2001                          1,123         11.40

2002                          1,193         12.11

2003                          1,407         14.28

2004                          1,542         15.65

================================================================================
Source Company filings and Long Range Plan


MORGAN STANLEY DEAN WITTER                                                    25

--------------------------------------------------------------------------------
Project Kernel

--------------------------------------------------------------------------------
Valuation Overview
--------------------------------------------------------------------------------
Kernel Historical vs. Projected Operating Statistics
Management Case
================================================================================

[Vertical bar graph showing production costs per BOE, in dollars, and displaying the following data:]

================================================================================
Production Costs per BOE
$
--------------------------------------------------------------------------------

Historical
--------------------------------------------------------------------------------
1997                            3.70

1998                            3.40

1999                            3.40

Projected
--------------------------------------------------------------------------------
2000                            3.47

2001                            3.65

2002                            3.62

2003                            3.48

2004                            3.42

================================================================================
Source Company filings and Long Range Plan

[Vertical bar graph showing EBITDAX per BOE in dollars, and displaying the following data:]

================================================================================
EBITDAX per BOE
$
--------------------------------------------------------------------------------

Historical
--------------------------------------------------------------------------------
1997                            10.28

1998                             8.39

1999                             9.82

Projected
--------------------------------------------------------------------------------
2000                            12.15

2001                            11.82

2002                            11.19

2003                            11.82

2004                            12.19

================================================================================
Source Company filings and Long Range Plan

[Vertical bar graph showing 3-year avg. reserve replacement(1), in percent, and displaying the following data:]

================================================================================
3-Year Avg. Reserve Replacement(1)
%
--------------------------------------------------------------------------------

Historical
--------------------------------------------------------------------------------
1997                            150

1998                            176

1999                            188

Projected
--------------------------------------------------------------------------------
2000                            205

2001                            216

2002                            236

2003                            225

2004                            195

================================================================================
Source J.S. Herold and Long Range Plan

[Vertical bar graph showing 3-year avg. reserve replacement cost per BOE(1), in dollars, and displaying the following data:]

================================================================================
3-Year Avg. Reserve Replacement Cost per BOE(1)
$
--------------------------------------------------------------------------------

Historical
--------------------------------------------------------------------------------
1997                            5.55

1998                            6.22

1999                            5.67

Projected
--------------------------------------------------------------------------------
2000                            5.17

2001                            4.66

2002                            5.05

2003                            5.18

2004                            5.54

================================================================================
Source J.S. Herold and Long Range Plan

Note
1.    Based on all sources reserve replacement


MORGAN STANLEY DEAN WITTER                                                    26

--------------------------------------------------------------------------------
Project Kernel

--------------------------------------------------------------------------------
Valuation Overview
--------------------------------------------------------------------------------
Kernel Historical vs. Projected Acquisition Spending
================================================================================

o Kernel projects its future acquisition spending to increase significantly in the next five years

[Vertical bar graph showing property acquisition costs incurred, in $MM, and displaying the following data:]

--------------------------------------------------------------------------------
Property Acquisition Costs Incurred
$MM
--------------------------------------------------------------------------------

Historical                                   Mobil
--------------------------------------------------------------------------------
Mean                            188

Mean(1)                         101

1995                             70

1996                            120

1997                            161

1998                            516           79

1999                             75

Projected
--------------------------------------------------------------------------------
Mean                            218

2000                            120

2001                            370

2002                            277

2003                            150

2004                            175

================================================================================

Note
1.    Not including $437MM acquisition of assets from Mobil


MORGAN STANLEY DEAN WITTER                                                    27

--------------------------------------------------------------------------------
Project Kernel

--------------------------------------------------------------------------------
Valuation Overview
--------------------------------------------------------------------------------
Forward Business Plan-Assumptions Used by Kernel
================================================================================

o     Strong US Gas Position With Strengthening US Gas Prices

o     Onshore and Shelf Production Base Will Continue to Grow

o     Significant Potential for Deepwater GOM Growth

o     Significant Exploration Portfolio with Dozens of High Potential Prospects

o     Ability to Grow Deepwater GOM Production to ~500 MBOEPD by 2009


MORGAN STANLEY DEAN WITTER                                                    28

--------------------------------------------------------------------------------
Project Kernel

--------------------------------------------------------------------------------
Valuation Overview
--------------------------------------------------------------------------------
Assumption: Base Production is Still Growing
================================================================================

================================================================================
U.S. Base Gas Production vs. Kernel
--------------------------------------------------------------------------------

[Line charts showing U.S. base gas production vs. Kernel. One chart shows production, in billion cubic feet per day, for the years 1990 through 1999. It indicates that U.S. industry re-investment delivered a net 1% growth in base gas supply during the 1990s, and underlying base gas supply decline averaged 19% in the 1990s. A separate chart shows Kernel production contribution, in BCFE, for the years 1994 through 2008.]

o U.S. base decline of 19% during the 1990's has been offset to deliver a 1% increase in supply.

o Kernel base has inclined 6% per year from 1994-99 driven by the acquisition of Mobil Shelf GOM properties.

o Kernel base is projected to grow by 7% per year from 2000 through 2006 while.


MORGAN STANLEY DEAN WITTER                                                    29

--------------------------------------------------------------------------------
Project Kernel

--------------------------------------------------------------------------------
Valuation Overview
--------------------------------------------------------------------------------
Assumption: Kernel is Poised for Significant DW Growth
================================================================================

o     Forward plan dominated by growth in deepwater Gulf of Mexico

o Deepwater scale of growth assertion is dependent upon all of the following:

      --    Kernel's stated prospect inventory and drilling schedule

      -- Kernel's ability to deliver projected production forecast without an historical track record

      -- Kernel acquiring the critical mass of underlying leasehold and historical activity required to deliver production of this scale

      -- Kernel's prospect inventory dramatically exceeding historical statistics for the basin


MORGAN STANLEY DEAN WITTER                                                    30

--------------------------------------------------------------------------------
Project Kernel

--------------------------------------------------------------------------------
Valuation Overview
--------------------------------------------------------------------------------
Assumption: Dozens of High Potential Prospects
================================================================================

================================================================================
Implied Exploration Performance to Achieve Kernel's Stated Growth
--------------------------------------------------------------------------------

                                Discovery Volumes

[Vertical bar chart showing discovery volumes. The horizontal axis indicates categories of reserve size (Mmboe) and the vertical axis shows the number of discoveries. A separate bar for each reserve size category is displayed for industry discoveries and Kernel prospect inventory.]

o     Historical discoveries lie on typical "log-normal" distribution

o A "reasonable" prospect inventory will match the historical pool-size distribution for the basin

                                  Success Rate

[Line chart showing success rate. The horizontal axis presents well sequence and the vertical axis displays success rate, ranging from 0% to 50%.]

o Industry's record of success reflects early learning, peaks at greater than 30% in 1996, and declines to 25% today as easy fields have been found

o     Kernel's prospect inventory averages 42% chance of success





MORGAN STANLEY DEAN WITTER                                                    31

--------------------------------------------------------------------------------
Project Kernel

--------------------------------------------------------------------------------
Valuation Overview
--------------------------------------------------------------------------------
Assumption: Kernel is Poised for Significant DW Growth
================================================================================

================================================================================
Kernel's Production Growth
--------------------------------------------------------------------------------

o     Kernel's portfolio and track record do not support growth assumption

      -- Delivering the asserted cycle times and concurrent projects implicit in the plan is unprecedented and extremely difficult

[Line chart showing Kernel's production growth for the years 2000 through 2009, in mboe/d.]


MORGAN STANLEY DEAN WITTER                                                    32

--------------------------------------------------------------------------------
Project Kernel

--------------------------------------------------------------------------------
Valuation Overview
--------------------------------------------------------------------------------
Assumption: Kernel is Poised for Significant DW Growth
================================================================================

================================================================================
Implied Exploration Performance to Achieve Kernel's Stated Growth
--------------------------------------------------------------------------------

o     Doubling the track record delivers scale, but not pace

o To deliver scale and pace, Kernel must discover 1 billion boe in 2000 in addition to discoveries of 100 MMBOE per year

[Line graph showing implied exploration performance to achieve Kernel's stated growth, in mboe/d for the years 2000 through 2002.]

[Line graph showing mboe/d for the years 2000 through 2009 including existing discoveries, extrapolated track record and one billion BOE discoveries in 2000.]



MORGAN STANLEY DEAN WITTER                                                    33

--------------------------------------------------------------------------------
Project Kernel

--------------------------------------------------------------------------------
Valuation Overview
--------------------------------------------------------------------------------
Deepwater Positioning
Gulf of Mexico
================================================================================

================================================================================
Leading Deepwater Position - Top 15 Leaseholders >1,500 ft(1)(3)
No. Leases
--------------------------------------------------------------------------------

                                 Maize            Kernel
                                 -----            ------

Maize/Wheat(2)                   767                130

ExxonMobil                       654

RD / Shell                       623

Texaco                           420

Chevron                          396

Conoco                           316

Unocal                           222

BHP                              218

Kerr-McGee                       214

Burlington                       193

Total Fina Elf                   145

Kernel                           130

Phillips                         118

Amerada Hess                     106

================================================================================
Source Offshore Data Services, Inc.

Notes
1.    Ranked by Number of Blocks (% interest)
2.    Includes 100% of Kernel share, Wheat owns 81.9% of Kernel
3.    As of December 15, 1999


MORGAN STANLEY DEAN WITTER                                                    34

--------------------------------------------------------------------------------
Project Kernel

--------------------------------------------------------------------------------
Valuation Overview
--------------------------------------------------------------------------------
Assumption: Kernel is Poised for Significant DW Growth
================================================================================

================================================================================
Deepwater GOM Leaseholds
--------------------------------------------------------------------------------

o     Dominant players have long history of material lease positions

o     Kernel is a late entrant and its leasehold is not material

[Line graph showing deep water GOM leaseholds for the years pre-1985 through 2000 for each of Maize, Shell, ExxonMobil and Kernel.]

MORGAN STANLEY DEAN WITTER                                                    35

--------------------------------------------------------------------------------
Project Kernel

--------------------------------------------------------------------------------
Valuation Overview
--------------------------------------------------------------------------------
Assumption: Kernel is Poised for Significant DW Growth
================================================================================

================================================================================
Early movers have dominated discovery history
BOE
--------------------------------------------------------------------------------

o     Industry wildcats       248

o     Commercial discoveries   57

o     Success rate           ~25%

          [Pie Chart indicating BOE, displaying the following data:]

ROI                           2.2 Bn

Maize                         2.9 Bn

Kernel                        0.2 Bn

ExxonMobil                    0.9 Bn

Shell                         2.7 Bn


MORGAN STANLEY DEAN WITTER                                                    36

--------------------------------------------------------------------------------
Project Kernel

--------------------------------------------------------------------------------
Valuation Overview
--------------------------------------------------------------------------------
Assumption: Kernel is Poised for Significant DW Growth
================================================================================

================================================================================
Leasehold and Production
--------------------------------------------------------------------------------

o Kernel does not have sufficient critical mass of leasehold or reserve base to deliver growth assertion

o Kernel's growth assertion implies first-mover performance without material leasehold or first-mover "quality" advantage

[Bar graph showing leaseholding at year of first production for each of Shell
(509); Maize (408); ExxonMobil (338) and Kernel (128).]

[Line graph showing production, in MBOE/D (WI) for each of Maize, Shell, ExxonMobil and Kernel for each year from year 1 through year 11.]


MORGAN STANLEY DEAN WITTER                                                    37

--------------------------------------------------------------------------------
Project Kernel

--------------------------------------------------------------------------------
Valuation Overview
--------------------------------------------------------------------------------
Forward Business Plan - Summary Points
================================================================================

o     Sustained growth in production base is not supportable

o Prospect inventory, acreage holdings and activity levels do not support projected growth in deepwater GOM

o Will be difficult for Kernel to finance simultaneous growth in base and in deepwater GOM

o Based on proposed Kernel portfolio, multiple successes are needed for significant growth in deepwater production resulting in strain on external and internal resources

o Kernel projects to substantially outperform industry-wide historical track record despite limited experience and scale


MORGAN STANLEY DEAN WITTER                                                    38